Exhibit 99

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA

In re:	CMR Mortgage Fund II, LLC		Case No.	09-30788

			CHAPTER 11
			MONTHLY OPERATING REPORT
			(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

	MONTH ENDED:	Dec-09	PETITION DATE:	03/31/09

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).				—

		Dollars reported in $1

2.		Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
		a. Current Assets	$39,424	$39,755
		b. Total Assets (see schedule J, Note 1)	$63,757,719	$71,056,119	$70,367,249
		c. Current Liabilities	$15,214,300	$14,805,896
		d. Total Liabilities (Note 2)	$37,121,971	$36,721,269	$6,295,128

					Cumulative
3.		Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	(Case to Date)
		a. Total Receipts	$59,223	$0	$836,405
		b. Total Disbursements	$59,554	$3,711	$836,278
		c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	($331)	($3,711)	$127
		d. Cash Balance Beginning of Month	$458	$4,169	$0
		e. Cash Balance End of Month (c + d)	$127	$458	$127

					Cumulative
			Current Month	Prior Month	(Case to Date)
4.		Profit/(Loss) from the Statement of Operations	($7,699,102)	($589,724)	($12,090,858)
5.		Account Receivables (Pre and Post Petition)	$0	$0
6.		Post-Petition Liabilities	$15,214,300	$14,805,896
7.		Past Due Post-Petition Account Payables (over 30 days)	$2,820,361	$2,632,345

At the end of this reporting month:				Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

					X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)				X

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?				N/A
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)				X

12.	Is the estate insured for replacement cost of assets and for general liability?			X
13.	Are a plan and disclosure statement on file?				X
14.	Was there any post-petition borrowing during this reporting period?				X

15.	Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition
	tax reporting and tax returns: X .

	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Note 1:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 2:	See Note 5 of Liabilities and Equity

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:		1/29/2010	/s/ Graham Seel
			Responsible Individual

Revised 1/1/98

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended	12/31/09

Current Month
Actual	Forecast	Variance	Cumulative (Case to Date)	Next Month Forecast
Revenues:
-	1	Gross Sales
-	2	less: Sales Returns & Allowances
$0	-	3	Net Sales	$0
-	4	less: Cost of Goods Sold	(Schedule ‘B’)
-	-	5	Gross Profit	-
690,033	4,670	685,363	6	Interest (Note 1)	1,220,531	4,670
-	7	Other Income:	Gain on sale - REO
(83,155)	(2,500)	(80,655)	8	Less: Servicing Fees	(178,254)	(2,500)
-	9

$606,878	$2,170	$604,708	10	Total Revenues	$1,042,277	$2,170

Expenses:
-	11	Compensation to Owner(s)/Officer(s)
-	12	Salaries
-	13	Commissions
-	14	Contract Labor
Rent/Lease:
-	15	Personal Property
-	16	Real Property
-	17	Insurance
$29,350	$29,000	($350)	18	Management Fees	$285,970	$29,000
-	19	Depreciation
Taxes:
-	20	Employer Payroll Taxes
-	21	Real Property Taxes
-	22	Other Taxes
-	23	Other Selling
212,503	11,150	(201,353)	24	Other Administrative	565,738	11,150
$140,901	135,500	(5,401)	25	Interest	1,338,290	135,500
($389,199)	11,500	400,699	26	Other Expenses:	Provision for loan losses (Note 2)	$577,908	11,500
($3,184)	-	3,184	27	Impairment for REOs	($253,643)	-
$8,307,765	70,000	(8,237,765)	28	Expenses Investment in REO (Note 3)	10,406,595	70,000
-	29
-	30
-	31
-	32
-	33
-	34

$8,298,136	$257,150	($8,040,986)	35	Total Expenses	$12,920,858	$257,150

($7,691,258)	($254,980)	($7,436,278)	36	Subtotal	($11,878,581)	($254,980)

Reorganization Items:
(7,844)	($25,000)	(17,156)	37	Professional Fees	($195,808)	($25,000)
-	38	Provisions for Rejected Executory Contracts
-	39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case

-	40	Gain or (Loss) from Sale of Equipment
-	$0	-	41	U.S. Trustee Quarterly Fees	($6,825)	$0
-	42

(7,844)	(25,000)	17,156.00	43	Total Reorganization Items	(202,633)	(25,000)

($7,699,102)	($279,980)	($7,419,122)	44	Net Profit (Loss) Before Federal & State Taxes	($12,081,214)	($279,980)
-	-	-	45	Federal & State Income Taxes	9,644	-

($7,699,102)	($279,980)	($7,419,122)	46	Net Profit (Loss)	($12,090,858)	($279,980)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Note 1: this includes $500K interest received for prior periods on loan 05-052B that was previously marked as non-accrual

Note 2: this includes adjustments to prior period Loan Loss Impairments

Note 3: this includes the impairment valuations booked in the REOs and expense allocated to Fund

Revised 1/1/98

BALANCE SHEET

(General Business Case)

For the Month Ended		12/31/09

	Assets
		From Schedules	Market Value
	Current Assets

1	Cash and cash equivalents - unrestricted		$127
2	Cash and cash equivalents - restricted
3	Accounts receivable (net)	A
4	Inventory	B
5	Prepaid expenses		$39,297
6	Professional retainers		-
7	Other:
8

9	Total Current Assets		39,424

	Property and Equipment (Market Value)

10	Real property	C	$264,500
11	Machinery and equipment	D
12	Furniture and fixtures	D
13	Office equipment	D
14	Leasehold improvements	D
15	Vehicles	D
16	Other:
17
18
19
20

21	Total Property and Equipment		$264,500

	Other Assets

22	Loans to shareholders
23	Loans to affiliates	I	$3,810,686
24	Loans and advances, secured by DOT, net of allowances (Note 2)	J	27,256,842
25	Investment in Real Estate Owned, net of allowances (Note 3)	K	31,991,582
26	Investment in affiliate	L	-
27	Accounts Receivable	M	$394,685

28	Total Other Assets		$63,453,795

29	Total Assets		$63,757,719

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Note 2:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 3:

When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses.  Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses.  Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Revised 1/1/98

Liabilities and Equity

(General Business Case)

	Liabilities From Schedules
		Post-Petition
		Current Liabilities
30		Salaries and wages
31		Payroll taxes
32		Real and personal property taxes
33		Income taxes
34		Sales taxes
35		Notes payable (short term)		$11,096,577
36		Accounts payable (trade)	A	$2,828,979
37		Real property lease arrearage
38		Personal property lease arrearage
39		Accrued professional fees		$702,879

40		Current portion of long-term post-petition debt (due within 12 months)

41	Other:	Service Fee Payable		$173,012

42		Post-Petition liabilities due to CMR Inc		$412,853

43

44		Total Current Liabilities		$15,214,300
45		Long-Term Post-Petition Debt, Net of Current Portion
46		Total Post-Petition Liabilities		$15,214,300

		Pre-Petition Liabilities (allowed amount)

47		Secured claims	F	$20,321,658

48		Priority unsecured claims	F

49		General unsecured claims (Note 5)	F	$1,586,013
50		Total Pre-Petition Liabilities		21,907,671
51		Total Liabilities		$37,121,971
	Equity (Deficit)
52		Retained Earnings/(Deficit) at time of filing		($1,274,838)
53		Capital Stock
54		Additional paid-in capital

55		Cumulative profit/(loss) since filing of case		(12,090,858)

56		Post-petition contributions/(distributions) or (draws)
57	Members’ Capital (Note 6)			40,001,444
58		Market value adjustment (Note 7)		-
59		Total Equity (Deficit)		$26,635,748
60	Total Liabilities and Equity (Deficit)			$63,757,719

Note 5:	General unsecured claims reduced by $7,702 as a result of elimination of over/under advances (see scheduleLJ Note)

Note 6:	Non-recorded liability

Note 7:	Members’ Capital is recorded net of market value adjustments as described in Notes 1, 2, 3, and 4 as required by GAAP. The total of fair value adjustments for loans and REO is $27,080,905.

Revised 1/1/98

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days		$8,618
31-60 Days		$90,790
61-90 Days		$189,126	$2,820,361
91+ Days		$2,540,445
Total accounts receivable/payable	$0	$2,828,979
Allowance for doubtful accounts
Accounts receivable (net)	$0

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Cost of Goods Sold

		Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add -
Retail/Restaurants -			Net purchase
Product for resale			Direct labor
Manufacturing overhead
Distribution -			Freight in
Products for resale			Other:

Manufacturer -
Raw Materials
Work-in-progress			Less -
Finished goods			Inventory End of Month
Shrinkage
Other - Explain			Personal Use

			Cost of Goods Sold	$0
TOTAL		$0

Method of Inventory Control			Inventory Valuation Methods
Do you have a functioning perpetual inventory system?			Indicate by a checkmark method of inventory used.
Yes	No
How often do you take a complete physical inventory?			Valuation methods -
FIFO cost
Weekly			LIFO cost
Monthly			Lower of cost or market
Quarterly			Retail method
Semi-annually			Other
Annually			Explain
Date of last physical inventory was

Date of next physical inventory is

Revised 1/1/98

Schedule C
Real Property

Description	Cost	Market Value
Tres Tigres Storage Facility, Sand City, CA	$460,769	$264,500
(recorded net of Senior Lien $2,146,152)

Total	$460,769	$264,500

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -

Total	$0	$0

Furniture & Fixtures -

Total	$0	$0

Office Equipment -

Total	$0	$0

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Revised 1/1/98

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income	$0	$0	$0		$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$20,321,658	$20,321,658
Priority claims other than taxes
Priority tax claims
General unsecured claims	$1,586,013	$1,586,013

(a)                   List total amount of claims even it under secured.

(b)                  Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo
Account Type
Account No.	412-1887244
Account Purpose	DIP
Balance, End of Month	$127
Total Funds on Hand for all Accounts	$127

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Revised 1/1/98

Schedule I Loans to affiliates (As of End of the Current Reporting Period)

Affiliate	Total

California Mortgage and Realty, Inc - Note	3,140,541
California Mortgage and Realty, Inc - Note	670,145

Total	3,810,686
line 23

Revised 1/1/98

Schedule J

Loans and Advances, excluding HDC

(As of End of the Current Reporting Period)

		Interest Income
		and fee not	Allowance
	Legal	recognized per	for
Loan Number	Balance (Note 1)	GAAP	Loan Losses	Book Balance

05-018	593	(593)		-
05-020	938	-		938
05-024	241,050	(28,300)		212,750
05-032	17,098	-		17,098
05-052B	10,932,509	(10,432,292)	-	500,217
05-058	872,723	(218,088)	(276,644)	377,991
05-061A	13,078	-		13,078
05-061B	1,251,694	(294,281)		957,413
05-061C	14,957,717	(2,609,844)	(8,752,030)	3,595,843
05-062	43,431	(43,431)		-
06-013	49,973	(5,390)	(44,583)	-
06-023	6,752,690	(237,030)		6,515,660
06-027	941,376	(212,160)	(344,000)	385,216
06-032	3,442,876	(349,084)	(481,000)	2,612,792
06-038A	54,160,065	(54,160,065)		-
06-038B	33,825	(6,825)		27,000
06-038C (Note 2)	2,938,451	(2,721,526)	392,581	609,506
06-044	18,489	(1,454)	(6,031)	11,004
06-057	1,775,093	(321,442)	(279,166)	1,174,485
06-058	15,787,879	(2,636,332)	(2,047,208)	11,104,339
06-071B	25,715	(894)		24,821
07-004 (Note 3)	4,798,720	(1,541,624)	(3,257,096)	Unknown
07-017	110,762	(13,783)	(96,979)	-
08-012	502,960	(3,269)		499,691
Loan Loss Reserve			(1,383,000)	(1,383,000)

Total	119,669,705	(75,837,707)	(16,575,156)	27,256,842
				line 24

Note:      Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 1:  Refers to legal balance adjusted for REO principal and interest not recorded on a GAAP basis.

Note 2:  Negative allowance for loan losses reflects increase in Brisbane Quarry property value due to discovery of income potential of the operating quarry.

Note 3:  Canpartners, a joint lien holder with CMR Mortgage Fund, LLC (“Debtor”), has foreclosed on the membership interests of the borrower/landowner and has a foreclosure sale pending on the real estate that is security for the loan.  Canpartners contends that the foreclosures will result in the Debtor losing its lien on the real property.  As a result, the loan is being reported at a zero value, although a lawsuit brought by the Debtor seeks to preserve its lien rights in the property and to seek damages against Canpartners.  The Debtor’s future operating reports will re-establish a value for this note should it prevail in the litigation.

Note 4:  Legal balance of several loans has changed due to the change in accounting practice that moved ownership of advances to the original party that paid them.

Revised 1/1/98

Schedule K

Investment in Real Estate Owned

(As of End of the Current Reporting Period)

	Foreclosure Date	Investment	Allowance	Total

Investment in 21 Mira Mesa	6/7/2007	7,946,590	(8,754,441)	(807,851)
Investment in 3202 Thirty-Fifth Ave, LLC	9/17/2007	24,867	(14,340)	10,527
Investment in 2 Aster LLC	1/24/2008	1,233	(1,903)	(670)
Investment in 15 SSFDEV, LLC	4/9/2008	1,751,382	(279,759)	1,471,623
Investment in 2 UNER, LLC	4/9/2008	911,177	(838,930)	72,247
Investment in 3 CCAM, LLC	4/9/2008	40,296	-	40,296
Investment in Hamilton Creek, LLC	7/7/2008	2,020,725	(418,219)	1,602,506
Investment in 5 Casa Grande Land, LLC	9/16/2008	(2,526,589)	(192,034)	(2,718,623)
Investment in Wheatland Holdings, LLC	10/14/2008	32,284,405	(6,123)	32,278,282
Investment in 380 - 388 12th Street, LLC	8/18/2009	43,245	-	43,245

Total		42,497,331	(10,505,749)	31,991,582
				line 25

Note:      When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses.  Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses.  Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Note 2:   Negative investments represent Fund’s pro-rata share of incurred liabilities of the REO that exceed the value of the equity, resulting in negative equity

Revised 1/1/98

Schedule M Accounts Receivable (As of End of the Current Reporting Period)

Total

CMR Fund I, LLC	133,452
CMR Fund III, LLC	190,653
First Street Commercial Mortgage Fund	12,274
721 5th Street, LLC	228
1007 University, LLC	3,144
2 Antioch, LLC	895
724 Glenwood, LLC	12,569
Volta, LLC	41,470

Total	394,685
line 27

Note:  Significant reductions in CMR Fund I and CMR Fund III accounts receivable are due to removal of under/over advances, totaling $2.4M. This accounting policy change was introduced at the end of 2009 to simplify accounting and more fairly reflect asset ownership for entities that made advances in excess of their contractual obligation on loans.

Revised 1/1/98

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

	For the Month Ended	12/31/09
			Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales		$0	$323,430
3	Interest Received		$0	$11,676
4	Borrowings		$0	$32,200
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions		$0	$0
7	Deficiency recovery - 2006 Trustee Sales - Ross		$0
8	Transfer from Wheatland		$59,223	$59,223
9	Payments on Advances		$0	$52,296
10	Transfer from FENB Account		$0	$36,690
11	Proceeds from re-financing of 950 Linden		$0	$290,890
12	Transfer from Fremont		$0	$30,000
13	Total Cash Receipts		$59,223	$836,405
14	Cash Disbursements
15	Payments for Inventory
16	Selling
17	Administrative		$4,331	$58,357
18	Capital Expenditures
19	Principal Payments on Debt
20	Interest Paid		$55,223	$373,222
21	Rent/Lease:
22	Personal Property
23	Real Property
24	Amount Paid to Owner(s)/Officer(s)
25	Salaries
26	Draws
27	Commissions/Royalties
28	Expense Reimbursements
29	Other
30	Salaries/Commissions (less employee withholding)
31	Management Fees
32	Taxes:
33	Employee Withholding
34	Employer Payroll Taxes
35	Real Property Taxes
36	Other Taxes		$0	$9,443
37	Other Cash Outflows:
38	Contribution to Hamilton Creek		$0	$388,431
39	US Trustee Fees		$0	$6,825
40
41
42
43	Total Cash Disbursements:		$59,554	$836,278
44	Net Increase (Decrease) in Cash		$(331)	$127
45	Cash Balance, Beginning of Period		$458	$0
46	Cash Balance, End of Period		$127	$127

Revised 1/1/98